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                        BERGER IPT - LARGE CAP VALUE FUND

                         SUPPLEMENT DATED June 14, 2002
                                       To
                          PROSPECTUS DATED May 1, 2002

Effective April 1, 2002, Berger Financial Group LLC ("BFG") entered into a sub-advisory agreement for the Berger IPT - Large Cap Value Fund with Bay Isle Financial LLC ("Bay Isle"), a wholly owned subsidiary of BFG. Bay Isle presently uses a team approach in which no one person of the investment team is primarily responsible for the selection of the Fund's portfolio securities. BFG remains as the Fund's investment adviser and continues to provide administrative, supervisory and other services. The new sub-advisory agreement will not result in any material change in the nature or the level of advisory and administrative services provided to the Fund, nor will it result in any increase in advisory fees.

The section "Organization of the Funds" of the Prospectus is amended accordingly.